                                                                   Exhibit 10(b)












                               TERM LOAN AGREEMENT



                            dated as of June 30, 2003



                                      among



                             ADESA CALIFORNIA, INC.
                                   as Borrower



                   THE LENDERS FROM TIME TO TIME PARTY HERETO



                                       and



                                  SUNTRUST BANK
                             as Administrative Agent

                                TABLE OF CONTENTS
                                -----------------
Page
----


ARTICLE I DEFINITIONS; CONSTRUCTION............................................1
         SECTION 1.1.      Definitions.........................................1
         SECTION 1.2.      Accounting Terms and Determination.................14
         SECTION 1.3.      Terms Generally....................................14


ARTICLE II AMOUNT AND TERMS OF THE COMMITMENTS; SECURITY FOR TERM LOANS.......14
         SECTION 2.1.      General Description of Facility....................14
         SECTION 2.2.      Term Loan Commitments..............................14
         SECTION 2.3.      Funding of Term Loans..............................15
         SECTION 2.4.      Interest Elections.................................15
         SECTION 2.5.      Repayment of Loans.................................15
         SECTION 2.6.      Notes..............................................15
         SECTION 2.7.      Optional Prepayments...............................16
         SECTION 2.8.      Interest on Term Loans.............................16
         SECTION 2.9.      Fees...............................................16
         SECTION 2.10.     Computation of Interest and Fees...................17
         SECTION 2.11.     Inability to Determine Interest Rates..............17
         SECTION 2.12.     Illegality.........................................17
         SECTION 2.13.     Increased Costs....................................17
         SECTION 2.14.     Funding Indemnity..................................18
         SECTION 2.15.     Taxes..............................................18
         SECTION 2.16.     Payments Generally; Pro Rata Treatment;
                            Sharing of Set-offs...............................19
         SECTION 2.17.     Mitigation of Obligations..........................20
         SECTION 2.18.     Security for Obligations...........................20

ARTICLE III CONDITIONS PRECEDENT TO TERM LOANS................................20
         SECTION 3.1.      Conditions To Effectiveness........................20
         SECTION 3.2.      Delivery of Documents..............................22

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................23
         SECTION 4.1.      Organization; Corporate Power......................23
         SECTION 4.2.      Authority..........................................23
         SECTION 4.3.      Due Execution and Delivery of Loan Documents.......23
         SECTION 4.4.      No Conflicts.......................................23
         SECTION 4.5.      Governmental Consents..............................23
         SECTION 4.6.      Governmental Regulation............................23
         SECTION 4.7.      Requirements of Law................................23
         SECTION 4.8.      Rights in Respect of the Real Property.............23
         SECTION 4.9.      Taxes..............................................23
         SECTION 4.10.     Use of Proceeds; Margin Regulations................24
         SECTION 4.11.     ERISA Event........................................24
         SECTION 4.12.     Solvency...........................................24
         SECTION 4.13.     Disclosure.........................................24
         SECTION 4.14.     Title to Collateral................................24
         SECTION 4.15.     Other Obligations..................................24
         SECTION 4.16.     Financial Statements...............................24
         SECTION 4.17.     Litigation and Environmental Matters...............25
         SECTION 4.18.     Real Property......................................25

ARTICLE V AFFIRMATIVE COVENANTS...............................................25
         SECTION 5.1.      Financial Statements and Other Information.........25
         SECTION 5.2.      Notices of Material Events.........................27

         SECTION 5.3.      Corporate Existence................................27
         SECTION 5.4.      Compliance with Laws, Etc..........................27
         SECTION 5.5.      Payment of Taxes and Claims........................27
         SECTION 5.6.      Books and Records..................................27
         SECTION 5.7.      Visitation, Inspection, Etc........................28
         SECTION 5.8.      Maintenance of Properties; Insurance...............28
         SECTION 5.9.      Further Assurances.................................28
         SECTION 5.10.     Use of Proceeds....................................28

ARTICLE VI FINANCIAL COVENANTS................................................28
         SECTION 6.1.      Maximum Total Funded Debt to EBITDA Ratio..........28
         SECTION 6.2.      Fixed Charge Coverage Ratio........................28
         SECTION 6.3.      Consolidated Minimum Net Worth.....................28

ARTICLE VII NEGATIVE COVENANTS................................................29
         SECTION 7.1.      Negative Pledge....................................29
         SECTION 7.2.      Fundamental Changes................................29
         SECTION 7.3.      Transactions with Affiliates.......................30
         SECTION 7.4.      Restrictive Agreements.............................30
         SECTION 7.5.      Sale and Leaseback Transactions....................30
         SECTION 7.6.      Hedging Agreements.................................30
         SECTION 7.7.      Amendment to Material Documents....................30
         SECTION 7.8.      Accounting Changes.................................30

ARTICLE VIII EVENTS OF DEFAULT................................................30
         SECTION 8.1.      Events of Default..................................30

ARTICLE IX THE ADMINISTRATIVE AGENT...........................................33
         SECTION 9.1.      Appointment of Administrative Agent................33
         SECTION 9.2.      Nature of Duties of Administrative Agent...........33
         SECTION 9.3.      Lack of Reliance on the Administrative Agent.......33
         SECTION 9.4.      Certain Rights of the Administrative Agent.........33
         SECTION 9.5.      Reliance by Administrative Agent...................34
         SECTION 9.6.      The Administrative Agent in its
                            Individual Capacity...............................34
         SECTION 9.7.      Successor Administrative Agent.....................34

ARTICLE X MISCELLANEOUS.......................................................35
         SECTION 10.1.     Notices............................................35
         SECTION 10.2.     Waiver; Amendments.................................36
         SECTION 10.3.     Expenses; Indemnification..........................37
         SECTION 10.4.     Successors and Assigns.............................38
         SECTION 10.5.     Governing Law; Jurisdiction; Consent to
                            Service of Process................................39
         SECTION 10.6.     WAIVER OF JURY TRIAL...............................40
         SECTION 10.7.     Right of Setoff....................................40
         SECTION 10.8.     Counterparts; Integration..........................40
         SECTION 10.9.     Effectiveness; Survival............................40
         SECTION 10.10.    Severability.......................................40
         SECTION 10.11.    Confidentiality....................................41
         SECTION 10.12.    Interest Rate Limitation...........................41


Schedules
---------
         Schedule 4.17           -       Environmental Matters
         Schedule 7.1            -       Existing Liens

Exhibits
--------
         Exhibit A               -       Term Note
         Exhibit B               -       Form of Assignment and Acceptance
         Exhibit C               -       Form of Deed of Trust and Security
                                         Agreement, Fixture Filing and
                                         Assignment of Leases and Rents
         Exhibit D               -       Form of Guaranty Agreement
         Exhibit E               -       Form of Indemnity, Subrogation and
                                         Contribution Agreement
         Exhibit 2.4             -       Form of Continuation/Conversion
         Exhibit 3.1(b)(viii)    -       Form of Secretary's Certificate
         Exhibit 3.1(b)(xi)      -       Form of Officer's Certificate

                               TERM LOAN AGREEMENT
                               -------------------

                  THIS TERM LOAN AGREEMENT (this "AGREEMENT") is made and entered into as of June 30, 2003, by and among ADESA CALIFORNIA, INC., a California corporation (the "BORROWER"), the several banks and other financial institutions from time to time party hereto (the "LENDERS"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Borrower has requested that the Lenders make term loans in an aggregate principal amount equal to $45,000,000 to the Borrower for the purpose of refinancing certain existing liabilities and obligations of the Borrower;

                  WHEREAS,  subject  to  the  terms  and  conditions  of    this
Agreement, the Lenders severally, to the extent of their respective Commitments, are willing severally to make the term loans to the Borrower.

                  NOW, THEREFORE, in  consideration  of  the  premises  and  the
mutual  covenants  herein   contained,   the  Borrower,   the  Lenders  and  the
Administrative Agent agree as follows:

                                   ARTICLE I

                            DEFINITIONS; CONSTRUCTION
                            -------------------------

     SECTION 1.1. DEFINITIONS. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

                  "ADESA" shall mean ADESA Corporation, an Indiana corporation, its legal representatives and permitted successors and assigns.

                  "ADJUSTED LIBO RATE" shall mean, with respect to each Interest Period for a LIBOR Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

           Adjusted LIBO Rate  =     LIBOR (for such Interest Period)
                                     --------------------------------
                                     1.00 - LIBOR Reserve Percentage

                  As used herein, LIBOR Reserve Percentage shall mean the aggregate of the maximum reserve percentages (including, without limitation, any emergency, supplemental, special or other marginal reserves) expressed as a decimal (rounded upwards to the next 1/100th of 1%) in effect on any day to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate pursuant to regulations issued by the Board of Governors of the Federal Reserve System (or any Governmental Authority succeeding to any of its principal functions) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities" under Regulation D). The LIBOR Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "ADMINISTRATIVE AGENT" shall have the meaning assigned to such
term  in  the   opening   paragraph   hereof,   and  shall   include  its  legal
representatives, successors and assigns.

                  "ADMINISTRATIVE QUESTIONNAIRE" shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

                  "AFFILIATE" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

                  "AFTER-TAX BASIS" shall mean (a) with respect to any payment to be received by an Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits or benefits) shall be equal to the original payment to be made; provided, however, for the purposes of this definition, and for purposes of any payment to be made to an Indemnitee or by an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or the recipient of such payment from an Indemnitee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in clause (b) of this definition.

                  "ALLETE" shall mean ALLETE, Inc., a Minnesota corporation, its legal representatives and permitted successors and assigns.

                  "ALTERATIONS" shall mean fixtures, alterations, improvements, modifications and additions to the Real Property.

                  "APPLICABLE LAW" means, each as and to the extent applicable: all laws (including Environmental Laws), rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of any Governmental Authority, judgments, decrees, injunctions, writs, and orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including wetlands) and those pertaining to the construction, use or occupancy of any Mortgaged Property).

                  "APPLICABLE LENDING OFFICE" shall mean, for each Lender and for each Type of Loan, the "LENDING OFFICE" of such Lender (or an Affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

                  "APPLICABLE MARGIN" shall mean, for any day, (a) with respect to Base Rate Loans, the applicable rate per annum set forth below under the heading "Base Rate Loans," and (b) with respect to LIBOR Loans, the applicable rate per annum set forth below under the heading "LIBOR Loans," as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:


 ----------------------- --------------------------- -------------------------
    INDEX DEBT                BASE RATE LOANS              LIBOR LOANS
                                (PER ANNUM)                (PER ANNUM)
 ----------------------- --------------------------- -------------------------
    Category 1                     0.00%                      0.875%
 ----------------------- --------------------------- -------------------------
    Category 2                     0.00%                      1.00%
 ----------------------- --------------------------- -------------------------
    Category 3                     0.25%                      1.375%
 ----------------------- --------------------------- -------------------------
    Category 4                     0.75%                      1.875%
 ----------------------- --------------------------- -------------------------
    Category 5                     1.25%                      2.25%
 ----------------------- --------------------------- -------------------------

                  For purposes of the foregoing, (a) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5;
(b) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Margin shall be based on the higher of the two ratings; PROVIDED, that if the difference in such ratings is more than two Categories, then the Category that is one Category below the highest rating shall apply; and (c) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the earlier of (i) the date on which it is first announced by the applicable rating agency and (ii) the date on which ADESA gives notice of such change to the Administrative Agent. For the purposes hereof, ADESA and ALLETE shall be required to notify the Administrative Agent of such change immediately upon gaining knowledge of such change. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, ADESA, ALLETE, the Lenders and the Administrative Agent shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by SECTION 10.4(b)) and accepted by the Administrative Agent, in the form of EXHIBIT B attached hereto or any other form approved by the Administrative Agent.

                  "BASE RATE" shall mean (with any change in the Base Rate to be effective as of the date of change of either of the following rates) the higher of (a) the per annum rate which the Administrative Agent publicly announces from time to time as its prime lending rate, as in effect from time to time, and (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to customers. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate. Each change in the Administrative Agent's prime lending rate shall be effective from and including the date such change is publicly announced as being effective.

                  "BASE RATE LOAN" shall mean the Term Loan of a Lender bearing interest at the Base Rate.

                  "BORROWER"   shall  have  the  meaning  in  the   introductory
paragraph hereof, and shall include its legal representatives and permitted successors and assigns.

                  "BUSINESS DAY" shall mean (a) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close and (b) if such day relates to a payment or prepayment of principal or interest on, a conversion of or into, or an Interest Period for, a LIBOR Loan or a notice with respect to any of the foregoing, any day on which dealings in Dollars are carried on in the London interbank market.

                  "CAPITAL LEASE OBLIGATIONS" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CATEGORY 1" means A- or higher by S&P or A3 or higher by Moody's.

                  "CATEGORY 2" means BBB+ or higher by S&P or Baa1 or higher by Moody's (but not Category 1).

                  "CATEGORY 3" means BBB or higher by S&P or Baa2 or higher by Moody's (but not Category 1 or Category 2).

                  "CATEGORY 4" means BBB- or higher by S&P or Baa3 or higher by Moody's (but not Category 1, Category 2 or Category 3).

                  "CATEGORY 5" means lower than BBB- by S&P and lower than Baa3 by Moody's.

                  "CHANGE IN LAW" shall mean (a) the adoption of any applicable law, rule or regulation after the date of this Agreement, (b) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (c) compliance by any Lender (or its Applicable Lending Office) (or for purposes of Section 2.19(b), by such Lender's holding company, if applicable) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (a)any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of any Loan Party to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b)the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 20% or more of the outstanding shares of the voting stock of any Loan Party; or (c)occupation of a majority of the seats (other than vacant seats) on the board of directors of any Loan Party who were neither (i)nominated by the current board of directors or (ii)appointed by directors so nominated.

                  "CLAIM" shall mean (a) an assertion by a Governmental Authority or any other Person as to which, in each case, the Administrative Agent has made a good faith determination that the assertion may properly be made by the party asserting the same, that the assertion, on its face, is not without foundation and that the interests of the Administrative Agent or any Lender require that the assertion be treated as presenting a bona fide risk of a Material Adverse Event, and (b) all other liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

                  "CLOSING DATE" shall mean the date on which the conditions precedent set forth in SECTION 3.1 have been satisfied or waived in accordance with SECTION 10.2.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, and any successor statute.

                  "COMMITMENT" shall mean, with respect to each Lender, the obligation of such Lender to make a Term Loan hereunder on the Closing Date, in a principal amount not exceeding the amount set forth with respect to such Lender on the signature pages to this Agreement. The aggregate principal amount of all Lenders' Commitments is $45,000,000.

                  "CONDEMNATION" shall mean any condemnation, requisition, confiscation, seizure, permanent use or other taking or sale of the use, occupancy or title to the Real Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use is prevented or occupancy or title is taken.

                  "CONSOLIDATED   AMORTIZATION"  shall  mean,  for  any  period,
amortization expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED COMPANIES" shall mean, collectively, ADESA and all of its Subsidiaries, if any, and "CONSOLIDATED COMPANY" shall mean, individually, ADESA or any of its Subsidiaries, if any.

                  "CONSOLIDATED DEPRECIATION" shall mean, for the Consolidated Companies for any period, depreciation expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED EBITDA" shall mean, for the Consolidated Companies for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) Consolidated Income Taxes, (iii) Consolidated Depreciation, (iv) Consolidated Amortization and (v) all other non-cash charges, determined on a consolidated basis in accordance with GAAP in each case for such period; PROVIDED, HOWEVER, that with respect to any Person, or substantially all of the assets of a Person, that becomes a Subsidiary of, or was merged with or consolidated into, or acquired by, a Consolidated Company in accordance with the terms of this Agreement during such period, "EBITDA" shall also include the EBITDA of such Person or the EBITDA attributable to such assets during such period as if such Person or assets were acquired as of the first day of such period.

                  "CONSOLIDATED FIXED CHARGES" shall mean, for the Consolidated Companies for any period, the sum (without duplication) of (a) the current maturities of all Consolidated Long Term Indebtedness scheduled during the four consecutive Fiscal Quarters immediately following the Fiscal Quarter in which such date occurs, PLUS (b) Consolidated Lease Expense, PLUS (c) Interest Expense measured for the four consecutive Fiscal Quarters ending on such date, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination, determined on a consolidated basis in accordance with GAAP for such period.

                  "CONSOLIDATED INCOME TAXES" shall mean, for the Consolidated Companies for any period, any provision made by any of the Consolidated Companies in respect of such period for income taxes or other taxes payable by any Consolidated Company in respect of its income or profits.

                  "CONSOLIDATED   INTEREST   EXPENSE"   shall   mean,   for  the
Consolidated Companies for any period, the sum of (a) total cash interest expense, including without limitation the interest component of any payments in respect of Capital Lease Obligations capitalized or expensed during such period (whether or not actually paid during such period) PLUS (b) the net amount payable (or minus the net amount receivable) under Hedging Agreements during such period (whether or not actually paid or received during such period), determined on a consolidated basis in accordance with GAAP for such period.

                  "CONSOLIDATED LEASE EXPENSE" shall mean, for the Consolidated Companies for any period, the aggregate amount of fixed and contingent rentals payable by the Consolidated Companies with respect to leases of real and personal property (excluding Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.

                  "CONSOLIDATED LONG TERM INDEBTEDNESS" shall mean, for the Consolidated Companies for any period, (a) all Indebtedness which at the time of incurrence or issuance, has a final maturity or term greater than one year or which is renewable at the option of the obligor thereof for a term of greater than one year from the date of original incurrence or issuance or (b) Indebtedness which at the time of incurrence or issuance has a final maturity or term of less than one year and which is intended to be repaid out of proceeds of other Consolidated Long Term Indebtedness.

                  "CONSOLIDATED NET INCOME (LOSS)" shall mean, for any period, the net income (or loss), after deducting all operating expenses, provisions for taxes and reserves (including reserves for deferred income tax) and all other proper deductions, of the Consolidated Companies for such period (taken as a single accounting period) determined on a consolidated basis in accordance with GAAP, including any income or loss of any Person accrued prior to the date such Person becomes a Subsidiary of any Consolidated Company or is merged into or consolidated with any Consolidated Company or all or substantially all of such Person's assets are acquired by any Consolidated Company, but excluding therefrom (to the extent otherwise included therein) (a) any extraordinary items, (b) any gains attributable to write-ups of assets and (c) any equity interest of the Consolidated Companies in the unremitted earnings of any Person that is not a Subsidiary.

                  "CONSOLIDATED NET WORTH" shall mean, as of any date, the total stockholders' equity of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL FUNDED DEBT" shall mean, as of any date of determination, all outstanding Indebtedness of the Consolidated Companies measured on a consolidated basis in accordance with GAAP as of such date.

                  "CONTRACTUAL OBLIGATION," as applied to any Person, means any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of such Person).

                  "CONTROL" shall mean the power, directly or indirectly, either to (i) vote 5% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or
(ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "CONTROLLING", "CONTROLLED BY", and "UNDER COMMON CONTROL WITH" have meanings correlative thereto.

                  "DEED OF TRUST" shall mean the Deed of Trust and Security Agreement, Fixture Filing and Assignment of Leases and Rents substantially in the form of EXHIBIT C, made by the Borrower in favor of Chicago Title Insurance Company, as Trustee, for the benefit of the Administrative Agent on behalf of the Lenders, and any modifications, amendments, supplements or restatements thereof.

                  "DEFAULT" shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "DEFAULT INTEREST" shall have the meaning set forth in SECTION 2.8(b).

                  "DEFAULT RATE" means the LESSER of (a) the highest interest rate permitted by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 365-day (or 366-day, if appropriate) year equal to [2.0]% above the Base Rate in effect from time to time.

                  "DOLLAR(S)" and the sign "$" shall mean lawful money of the United States of America.

                  "ENVIRONMENTAL LAWS" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

                  "ENVIRONMENTAL LIABILITY" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of ADESA or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated), which, together with ADESA, is treated as a single employer under SECTION 414(b) or (c) of the Code or, solely for the purposes of SECTION 302 of ERISA and SECTION 412 of the Code, is treated as a single employer under
SECTION 414 of the Code.

                  "ERISA EVENT" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in

Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by ADESA or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by ADESA or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by ADESA or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by ADESA or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from ADESA or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EVENT OF DEFAULT" shall have the meaning provided in Article VIII.

                  "EVENT OF LOSS"  shall have the  meaning  provided  in Section
2.13 of the Deed of Trust.

                  "EVENT OF TAKING"  shall have the meaning  provided in Section
2.14 of the Deed of Trust.

                  "EXCLUDED TAXES" shall mean with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with SECTION 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
SECTION 2.15(a).

                  "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "FINANCIAL OFFICER" shall mean the chief financial officer, principal accounting officer, treasurer or controller of ADESA whose signature and incumbency shall have been certified to the Administrative Agent and the Lenders from time to time. Unless otherwise specified, all references to a Financial Officer herein shall mean a Financial Officer of ADESA.

                  "FISCAL QUARTER" shall mean a fiscal quarter of ADESA.

                  "FISCAL YEAR" shall mean the fiscal year of ADESA.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, as of any date of determination, the ratio of (a) the sum of (i) Consolidated EBITDA measured for the four consecutive Fiscal Quarters ending on such date, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination, PLUS (ii) Consolidated Lease Expense, to Consolidated Fixed Charges.

                  "FOREIGN LENDER" shall mean any Lender that is organized under the laws of a jurisdiction other than that of the Borrower. For purposes of this definition, the United States of America or any State thereof or the District of Columbia shall constitute one jurisdiction.

                  "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of
SECTION 1.2.

                  "GOVERNMENTAL AUTHORITY" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, authority, department, commission, board, bureau or instrumentality of any of them or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, ADESA, the Subsidiaries or any of their Property or the Administrative Agent or any Lender.

                  "GUARANTEE" of or by any Person (the "GUARANTOR") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; PROVIDED, that the term "GUARANTEE" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "GUARANTEE" used as a verb has a corresponding meaning.

                  "GUARANTORS" shall mean, collectively and individually, ADESA and ALLETE.

                  "GUARANTY AGREEMENT" shall mean the Guaranty Agreement substantially in the form of EXHIBIT D, made by the Guarantors, jointly and severally, in favor of the Administrative Agent for the benefit of the Lenders, and any modifications, amendments, supplements or restatements thereof.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HEDGING AGREEMENTS" shall mean interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity agreements and other similar agreements or arrangements designed to protect against fluctuations in interest rates, currency values or commodity values.

                  "IMPROVEMENTS" shall mean all buildings, structures and improvements now or hereafter located on the Real Property, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment, appliances, furnishings, inventory, fixtures and other property used or usable in connection with the Real Property and/or the buildings, structures and improvements now or hereafter located thereon, including, but not limited to, all storage tanks and pipelines, gas, electric, heating, cooling, air conditioning, refrigeration, and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any such buildings, structures or improvements or used or useful in connection therewith, and any and all additions thereto and substitutions and replacements thereof, and any and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, structures and improvements) thereto.

                  "INDEBTEDNESS" of any Person shall mean,  without  duplication
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(c) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business that are nor overdue by more than 90 days), (d) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (e) all Capital Lease Obligations of such Person, (f) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (g) all Guarantees of such Person of the type of Indebtedness described in clauses
(a) through (f) above, (h) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (i) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, (j) all other obligations and liabilities of such Person that are required by GAAP to be shown as liabilities on the balance sheet of such Person (other than reserves required under GAAP), and (k) Off-Balance Sheet Liabilities. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

                  "INDEMNIFIED  TAXES"  shall  mean Taxes  other  than  Excluded
Taxes.

                  "INDEMNITY AND CONTRIBUTION AGREEMENT" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of EXHIBIT E, among the Loan Parties and the Administrative Agent, and any modifications, amendments, supplements or restatements thereof.

                  "INDEMNITEE" shall have the meaning set forth in SECTION 10.3(b).

                  "INDEX DEBT" shall mean ALLETE'S corporate credit rating.

                  "INTEREST PERIOD" shall mean, with respect to any LIBOR Loan, a period of one, two, three or six months; PROVIDED, that:

                  (a) the initial Interest Period for each LIBOR Loan shall commence on the date of this Agreement and each Interest Period occurring thereafter in respect of such LIBOR Loan shall commence on the day on which the next preceding Interest Period expires;

                  (b) if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period would end on the next preceding Business Day;

                  (c) any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

                  (d) no Interest Period may extend beyond the Maturity Date.

                  "KNOWLEDGE" shall mean, in the case of the Borrower, the actual knowledge of any executive officer of the Borrower that is primarily responsible for the Transaction and/or for the operation or management of the Real Property or, in the case of any other Loan Party, the actual knowledge of any executive officer of such Loan Party that is primarily responsible for the Transaction.

                  "LENDERS" shall have the meaning assigned to such term in the opening paragraph of this Agreement, and shall include their respective legal representatives and permitted successors and assigns.

                  "LIBOR" shall mean, for any applicable Interest Period, the rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Banker's Association for the display of such Association's Interest Settlement Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period or if such

Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; PROVIDED, that if the Administrative Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, LIBOR shall mean the rate of interest determined by the Administrative Agent to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the LIBOR Loans.

                  "LIBOR LOAN" shall mean the Term Loan of a Lender bearing interest at the Adjusted LIBO Rate.

                  "LIEN" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing).

                  "LOANS" shall mean the Term Loans which, at any time and from time to time, shall consist solely of Base Rate Loans or LIBOR Loans, except as otherwise set forth in SECTION 2.12.

                  "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Notes, the Security Documents, the Guaranty Agreement, the Indemnity and Contribution Agreement, and any and all other instruments, agreements, documents and writings executed in connection with any of the foregoing.

                  "LOAN PARTIES" shall mean the Borrower and/or the Guarantors.

                  "MATERIAL ADVERSE EFFECT" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (a) the business, results of operations, financial condition, assets, liabilities or prospects of the Consolidated Companies taken as a whole or of ALLETE, (b) the ability of the Loan Parties to perform any of their respective obligations under the Loan Documents, (c) the rights, benefits and remedies of the Administrative Agent and the Lenders under any of the Loan Documents, (d) the legality, validity or enforceability of any of the Loan Documents, (e) the value, utility or useful life of the Mortgaged Property, or (f) the priority, perfection or status of the Administrative Agent's or any Lender's interest in the Mortgaged Property.

                  "MATERIAL CONTRACTS" shall mean any contract or other agreement, written or oral, of any Loan Party or any of its Subsidiaries that are required to be disclosed as "material" in such Loan Party's filings with the SEC and any other contract or agreement, written or oral, of any Loan Party or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

                  "MATERIAL INDEBTEDNESS" shall mean Indebtedness (other than the Term Loans) or obligations in respect of one or more Hedging Agreements, of any one or more of the Consolidated Companies in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Consolidated Company in respect to any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Consolidated Company would be required to pay if such Hedging Agreement were terminated at such time.

                  "MATURITY DATE" shall mean the earlier of (i) July 30, 2006, or (ii) the date on which the principal amount of all outstanding Term Loans have been declared or automatically have become due and payable (whether by acceleration or otherwise).

                  "MOODY'S" shall mean Moody's Investors Service, Inc.

                  "MULTIEMPLOYER  PLAN"  shall  have the  meaning  set  forth in
Section 4001(a)(3) of ERISA.

                  "NOTES" shall mean, collectively, the promissory notes of the Borrower payable to the order of the applicable Lender in the principal amount of such Lender's Commitment, in substantially the form of EXHIBIT A, and any and all allonges thereto, and any modifications, amendments, renewals, extensions or replacements thereof.

                  "NOTICE OF CONVERSION/CONTINUATION" shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in SECTION 2.4(b) hereof.

                  "OBLIGATIONS" shall mean (a) all amounts owing by the Loan Parties to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any other Loan Document, including without limitation, all principal (including any future or further advances), interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all fees and expenses of counsel to the Administrative Agent and any Lender incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, together with all renewals, extensions, modifications or refinancings thereof, and (b) all obligations of the Loan Parties, monetary or otherwise, under each interest rate Hedging Agreement relating to Obligations referred to in the preceding clause (a) entered into with any counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into.

                  "OFF-BALANCE SHEET LIABILITIES" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions which do not create a liability on the balance sheet of such Person, (iii) any liability of such Person under any so-called "synthetic" lease transaction or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

                  "OFFICER'S CERTIFICATE" of a Person shall mean a certificate signed by the Chairman of the Board, the President, any Vice President, any Senior Vice President, any Administrative Vice President, the Treasurer, any Assistant Treasurer, the Controller or the Secretary of such Person, signing alone.

                  "OTHER TAXES" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PARTICIPANT" shall have the meaning set forth in SECTION 10.4(c).

                  "PAYMENT OFFICE" shall mean the office of the Administrative Agent located at 25 Park Place, N.E., Atlanta, Georgia 30303, or such other location as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

                  "PERMITTED ENCUMBRANCES" shall mean:

                  (a) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d)  deposits  to  secure  the  performance  of  bids,   trade
     contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment and attachment  liens not giving rise to an Event of Default or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Consolidated Companies taken as a whole, including without limitation, easements, zoning restrictions, rights-of-way and other encumbrances on title to the Real Property to the extent permitted by the Deed of Trust; and

                  (g) Liens described in the Title Policy;

PROVIDED, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness (other than the Obligations).

                  "PERSON"  shall  mean  any  individual,   partnership,   firm,
corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

                  "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the ADESA or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRO RATA SHARE" shall mean, with respect to any Lender at any time, a percentage, the numerator of which shall be such Lender's Commitment and the denominator of which shall be the sum of all Lenders' Commitments; or if the Loans have been declared to be due and payable, a percentage, the numerator of which shall be such Lender's Term Loan and the denominator of which shall be the sum of the aggregate outstanding Term Loans of all Lenders.

                  "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "REAL PROPERTY" shall mean the land described in Exhibit A to the Deed of Trust.

                  "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

                  "RELATED PARTIES" shall mean, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "RELEASE" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

                  "REQUIRED LENDERS" shall mean, at any time, Lenders holding sixty-six and two-thirds percent (66 2/3%) or more of the aggregate outstanding Term Loans at such time.

                  "REQUIREMENT OF LAW" means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RESPONSIBLE OFFICER" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, any Administrative Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the applicable Loan Party or such other representative of such Loan Party as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the financial covenants only, the Financial Officer.

                  "S&P" shall mean Standard & Poor's Ratings Service, a division of The McGraw-Hill Corporation.

                  "SEC" shall mean the United States Securities and Exchange Commission, or any successor Governmental Authority.

                  "SECURITIES" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SECURITIES EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "SECURITY DOCUMENTS" shall mean the Deed of Trust, financing statements and any other documents or agreements, however described, securing the Obligations, or any of them, or perfecting the Administrative Agent's or any Lender's lien on or security interest in the collateral described therein.

                  "SUBSIDIARY" shall mean, with respect to any Person (the "PARENT"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to "SUBSIDIARY" hereunder shall mean a Subsidiary of ADESA.

                  "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERM LOAN" shall have the meaning set forth in SECTION 2.1.

                  "TITLE INSURANCE COMPANY" shall mean Chicago Title Insurance Company or other title company reasonably acceptable to the Administrative Agent.

                  "TITLE POLICY" shall have the meaning set forth in Section 3.1(b)(vi) of this Agreement.

                  "TOTAL FUNDED DEBT TO EBITDA RATIO" shall mean, as of any date of determination, the ratio of (a) Consolidated Total Funded Debt as of such date to (ii) Consolidated EBITDA measured for the four Fiscal Quarter period ending on such date, or if such date is not the last day of any Fiscal Quarter, then ending immediately prior to such date.

                  "TRANSACTION" shall mean any and all the transactions and activities referred to in or contemplated by the Loan Documents.

                  "TYPE," when used in reference to a Term Loan, refers to whether the rate of interest on such Term Loan, or any portion thereof, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

                  "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.2. ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for such changes approved by ADESA's independent public accountants) with the most recent audited consolidated financial statement of the Consolidated Companies delivered pursuant to SECTION 5.1(a); PROVIDED, that if ADESA notifies the Administrative Agent that ADESA wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies ADESA that the Required Lenders wish to amend
Article VI for such purpose), then ADESA's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to ADESA and the Required Lenders.

     SECTION 1.3. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the word "to" means "to but excluding". Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns,
(iii) the words "hereof", "herein" and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement and (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent's principal office, unless otherwise indicated.

                                   ARTICLE II

          AMOUNT AND TERMS OF THE COMMITMENTS; SECURITY FOR TERM LOANS
          ------------------------------------------------------------

     SECTION 2.1. GENERAL DESCRIPTION OF FACILITY. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a Term Loan to the Borrower in a principal amount not exceeding such Lender's Commitment on the Closing Date.

     SECTION 2.2. TERM LOAN COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan (each, a "TERM LOAN") to the Borrower on the Closing Date in a principal amount not to exceed the Commitment of such Lender; PROVIDED, that if for any reason the full amount of such Lender's Commitment is not fully drawn on the Closing Date, the undrawn portion thereof shall automatically be cancelled. The Term Loan Commitments shall terminate on the Closing Date upon the making of the Term Loans as provided herein. The Term Loans shall be, from time to time, either all Base Rate Loans or all LIBOR

Loans, except as otherwise set forth in SECTION 2.12; PROVIDED, that on the Closing Date all Term Loans shall be Base Rate Loans. The execution and delivery of this Agreement by the Borrower and the satisfaction of all conditions precedent pursuant to SECTION 3.1 shall be deemed to constitute the Borrower's request to borrow the Term Loans on the Closing Date.

     SECTION 2.3. FUNDING OF TERM LOANS. Each Lender will make available the Term Loan to be made by it hereunder on the Closing Date by wire transfer in immediately available funds by 11:00 a.m. to the Administrative Agent at the Payment Office. The Administrative Agent will make such Term Loans available to the Borrower by promptly crediting the amounts that it receives, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower's option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent.

     SECTION 2.4. INTEREST ELECTIONS.

                  (a) On the Closing Date, the Term Loans shall be Base Rate Loans. Thereafter, the Borrower may elect to convert the Term Loans into a different Type or to continue such Loans, and in the case of LIBOR Loans, may elect Interest Periods therefor, all as provided in this Section. The Borrower may NOT elect different options with respect to different portions of the Term Loans, i.e., the Term Loans shall be either all Base Rate Loans or all LIBOR Loans.

                  (b) To make an election pursuant to this Section, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) of the Term Loans (a "NOTICE OF CONVERSION/CONTINUATION") that are to be converted or continued, as the case may be, (x) prior to 10:00 a.m. one (1) Business Day prior to the requested date of a conversion into Base Rate Loans and (y) prior to 11:00 a.m. three (3) Business Days prior to a continuation of or conversion into LIBOR Loans. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the effective date of the election made pursuant to such Notice of
Continuation/Conversion, which shall be a Business Day, (ii) whether the resulting Term Loans are to be Base Rate Loans or LIBOR Loans; and (iii) if the resulting Term Loans are to be LIBOR Loans, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "INTEREST PERIOD". If any such Notice of Continuation/Conversion requests LIBOR Loans but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one
(1) month.

                  (c) If, on the expiration of any Interest Period in respect of
LIBOR Loans, the Borrower shall have failed to deliver a Notice of Conversion/Continuation, then, unless such LIBOR Loans are repaid as provided herein, the Borrower shall be deemed to have elected to convert such LIBOR Loans to Base Rate Loans. The Term Loans may not be converted into, or continued as, LIBOR Loans if a Default or an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of LIBOR Loans shall be permitted except on the last day of the Interest Period in respect thereof.

                  (d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof.

     SECTION 2.5. REPAYMENT OF LOANS. The Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of the Term Loan of such Lender on the Maturity Date.

     SECTION 2.6. NOTES. The Term Loan made by each Lender to the Borrower on the Closing Date shall be evidenced by a Note of the Borrower, payable to the order of such Lender, in the amount of such Lender's Commitment (or, if less, the principal amount of the Term Loan made by such Lender to the Borrower on the Closing Date). Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the indebtedness of the Borrower to such Lender resulting from the Term Loan made by such Lender to the Borrower, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Term Loan Commitment of each Lender, (ii) the amount of the Term Loan made hereunder by each Lender, the Type thereof and the Interest Period applicable thereto, (iii) the date of each continuation thereof pursuant to SECTION 2.4, (iv) the date of each conversion thereof to another Type pursuant to SECTION 2.4, (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of the Term Loan of such Lender and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Term Loans and each Lender's Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loan (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

     SECTION 2.7. OPTIONAL PREPAYMENTS. The Borrower shall have the right at any time and from time to time to prepay the Term Loans, in whole or in part, without premium or penalty, by giving irrevocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than
(i) in the case of prepayment of LIBOR Loans, 11:00 a.m. not less than three (3) Business Days prior to any such prepayment, and (ii) in the case of any prepayment of Base Rate Loans, not less than one Business Day prior to the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of the Term Loans, or portion thereof, to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender's Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with SECTION 2.8(e); PROVIDED, that if LIBOR Loans are prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to SECTION 2.14. Each partial prepayment of the Term Loans shall be in an amount not less than $1,000,000 or a larger multiple of $1,000,000. Each prepayment of the Term Loans shall be applied ratably.

     SECTION 2.8. INTEREST ON TERM LOANS.

                  (a) The Borrower shall pay interest on Base Rate Loans at the Base Rate in effect from time to time and on LIBOR Loans at the Adjusted LIBO Rate for the applicable Interest Period in effect for such Loans, PLUS, in each case, the Applicable Margin in effect from time to time.

                  (b) While an Event of Default exists or after acceleration, at the option of the Required Lenders, the Borrower shall pay interest ("DEFAULT INTEREST") with respect to the Term Loans and all other outstanding Obligations at the Default Rate.

                  (c) Interest on the principal amount of the Term Loans shall accrue from and including the date such Term Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable monthly in arrears on the last day of each calendar month and on the Maturity Date. Interest on all outstanding LIBOR Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any LIBOR Loans having an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on the Maturity Date. Interest on Term Loans which are converted into Loans of another Type or which are repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

                  (d) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder and shall promptly notify the Borrower and the Lenders of such rate in writing (or by telephone, promptly confirmed in writing). Any such determination shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.9. FEES.

                  (a) AGENCY FEES. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon the Borrower and the Administrative Agent.

                  (b) CLOSING FEE. The Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, a closing fee equal to 0.25% multiplied by the aggregate Term Loan Commitments. The closing fee shall be due and payable on the Closing Date.

     SECTION 2.10. COMPUTATION OF INTEREST AND FEES. All computations of interest (other than Default Interest) and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of the days elapsed). Each determination by the Administrative Agent of an interest amount or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

     SECTION 2.11. INABILITY TO DETERMINE INTEREST RATES. If prior to the commencement of any Interest Period for LIBOR Loans,

                  (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant interbank market, adequate means do not exist for ascertaining LIBOR for such Interest Period, or

                  (b) the Administrative Agent shall have received notice from the Required Lenders that the Adjusted LIBO Rate does not adequately and fairly reflect the cost to such Lenders (or Lender, as the case may be) of making, funding or maintaining their (or its, as the case may be) LIBOR Loans for such Interest Period, the Administrative Agent shall give written notice (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. In the case of LIBOR Loans, until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) the obligations of the Lenders to continue or convert outstanding Term Loans as or into LIBOR Loans shall be suspended and (ii) all LIBOR Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto unless the Borrower prepays such LIBOR Loans in accordance with this Agreement.

     SECTION 2.12. ILLEGALITY. If any Change in Law shall make in unlawful or impossible for any Lender to maintain or fund LIBOR Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to continue or convert an outstanding Base Rate Loan as or into a LIBOR Loan, shall be suspended and such outstanding LIBOR Loan shall be converted to a Base Rate Loan either (a) on the last day of the then current Interest Period applicable to such LIBOR Loan if such Lender may lawfully continue to maintain such LIBOR Loan to such date or (b) immediately if such Lender shall determine that it may not lawfully continue to maintain such LIBOR Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

     SECTION 2.13. INCREASED COSTS.

                  (a) If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement that is not otherwise included in the determination of the Adjusted LIBO Rate hereunder against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the eurodollar interbank market any other condition affecting this Agreement or a LIBOR Loan made by such Lender;

and the result of the foregoing is to increase the cost to such Lender of converting into, continuing or maintaining a LIBOR Loan or to increase the cost to such Lender or to reduce the amount received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender, within five
(5) Business Days
after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) If any Lender shall have determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital (or on the capital of such Lender's parent corporation) as a consequence of its obligations hereunder to a level below that which such Lender or such Lender's parent corporation could have achieved but for such Change in Law (taking into consideration such Lender's policies or the policies of such Lender's parent corporation with respect to capital adequacy) then, from time to time, within five (5) Business Days after receipt by the Borrower of written demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or such Lender's parent corporation for any such reduction suffered.

                  (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such Lender's parent corporation, as the case may be, specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be conclusive, absent manifest error. The Borrower shall pay any such Lender such amount or amounts within ten (10) days after receipt thereof.

                  (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation.

     SECTION 2.14. FUNDING INDEMNITY. In the event of (a) the payment of any principal of a LIBOR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a LIBOR Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure by the Borrower to prepay, convert or continue any LIBOR Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within five
(5) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Loan if such event had not occurred at the Adjusted LIBO Rate applicable to such LIBOR Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to convert or continue, for the period that would have been the Interest Period for such LIBOR Loan) over (ii) the amount of interest that would accrue on the principal amount of such LIBOR Loan for the same period if the Adjusted LIBO Rate were set on the date such LIBOR Loan was prepaid or converted or the date on which the Borrower failed to convert or continue such LIBOR Loan. A certificate as to any additional amount payable under this SECTION
2.14 submitted to the Borrower by any Lender shall be conclusive, absent manifest error.

     SECTION 2.15. TAXES.

                  (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or any Lender, as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

                  (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

                  (c) The Borrower shall indemnify the Administrative Agent and each Lender, on an After-Tax Basis, within five (5) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other

Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased) (i) two
(2) duly completed copies of Internal Revenue Service Form W8-BEN or W8-ECT, or any successor form thereto, as the case may be, certifying in each case that such Foreign Lender is entitled to receive payments made by the Borrower hereunder and under the Notes payable to it, without deduction or withholding of any United States federal income taxes and (ii) a duly completed Internal Revenue Service Form W-8 or W-9, or any successor form thereto, as the case may be, to establish an exemption from United State backup withholding tax. Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each such Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose).

     SECTION 2.16. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

                  (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under SECTION 2.13, 2.14 OR 2.15, or otherwise) prior to 12:00 noon, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except that payments pursuant to SECTIONS 2.13, 2.14 and 2.15 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension. All payments hereunder shall be made in Dollars.

                  (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

                  (c) If any Lender shall, by exercising any right of set-of or counterclaim or otherwise, obtain payment in respect of any principal of or interest on its Term Loan that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loan and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of the other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans; PROVIDED, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Term Loan to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

                  (e) If any Lender shall fail to make any payment required to be made by it pursuant to SECTION 2.16(d) or 10.3(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION  2.17.   MITIGATION  OF   OBLIGATIONS.   If  any  Lender   requests
compensation under SECTION 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to SECTION 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under
SECTION 2.13 or SECTION 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with such designation or assignment.

     SECTION 2.18. SECURITY FOR OBLIGATIONS. The Term Loans and all of the other Obligations shall be secured by the collateral described and set forth in the Security Documents and shall be unconditionally and irrevocably guaranteed by the Guarantors.

                                  ARTICLE III

                       CONDITIONS PRECEDENT TO TERM LOANS
                       ----------------------------------

     SECTION 3.1. CONDITIONS TO EFFECTIVENESS. The obligations of the Lenders to make the Term Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with SECTION 10.2).

                  (a) PAYMENT OF FEES. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Closing Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under any agreement with the Administrative Agent.

                  (b) DOCUMENTS. The Administrative Agent (or its counsel) shall have received the following:

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

                       (i) a  counterpart  of  this  Agreement  signed  by or on
                  behalf of each party thereto or written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

                       (ii) the duly executed  Notes  payable to the  applicable
                  Lender;

                       (iii) the duly executed Deed of Trust in form for recording in the appropriate public records, together with separate UCC-1 financing statements and, if required by applicable law, UCC-2 financing statements, to be filed with the Secretary of State of the State of organization of the Borrower (or other appropriate filing office) and the county where the Real Property is located, respectively, and such other Uniform Commercial Code financing statements as the Administrative Agent or any Lender deems necessary or desirable in order to perfect the liens and security interests created or purported to be created by the Security Documents and, further, together with evidence of the payment of all recording and filing fees and taxes with respect to any recordings or filings made;

                       (iv) the duly executed  Guaranty  Agreement and Indemnity
                  and Contribution Agreement;

                       (v) a current  California  Land Title  Survey of the Real
                  Property certified to the Administrative Agent in a form and substance reasonably satisfactory to the Administrative Agent and prepared within six (6) months of such Closing Date (or such other time period agreed to by the Administrative Agent) by a Person reasonably satisfactory to the Administrative Agent;

                       (vi) an  ALTA  Mortgagee's  Policy  of  Title  Insurance,
                  including such affirmative endorsements as the Administrative Agent shall reasonably request, issued by a title insurance company reasonably acceptable to the Administrative Agent in the aggregate amount of the Term Loans, insuring the Deed of Trust to be a valid first lien on the Real Property, free and clear of all defects and encumbrances except such as the Administrative Agent and its counsel shall approve, and otherwise in form and substance reasonably satisfactory to the Administrative Agent (the "TITLE POLICY");

                       (vii) certificates of insurance evidencing compliance with the insurance provisions of the Security Documents (including the naming of the Administrative Agent and the Lenders as mortgagee, additional insured and/or loss payee, as applicable, with respect to such insurance, as their interests may appear), in form and substance reasonably satisfactory to the Administrative Agent;

                       (viii) a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying as to
                  (1) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it of each of the Loan Documents to which it is or will be a party, (2) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (3) its articles or certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and (4) its by-laws;

                       (ix) good standing or active status certificates for each
                  Loan Party from the appropriate offices of the states of such Loan Party's incorporation and principal place of business;

                       (x) a  favorable  written  opinion of Ice  Miller  and/or
                  local counsel in the jurisdiction where the Real Property is located, as counsel to the Loan Parties, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Loan Parties, the Loan Documents and the Transaction as the Administrative Agent or the Required Lenders shall reasonably request;

                       (xi) a certificate,  dated the Closing Date and signed by
                  a Responsible Officer, confirming compliance with the conditions set forth in paragraphs (c), (d), (e) and (f) of this Section 3.1;

                       (xii) certified copies of all consents, approvals, authorizations, registrations or filings required to be made or obtained by each Loan Party in connection with the Term Loans and any Indebtedness being refinanced with the proceeds of the Term Loans;

                       (xiii) duly executed payoff letters, in form and substance satisfactory to the Administrative Agent, executed by each creditor holding Indebtedness to be refinanced at closing;

                       (xiv) copies of all documents and instruments,  including
                  all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material contractual obligation of the Loan Parties, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents and the other documents to be executed and delivered under this Agreement, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

                       (xv) a duly executed loan closing statement; and

                       (xvi) such other executed documents, instruments, opinions and other items as may have been reasonably requested by the Administrative Agent or its counsel in connection with the Term Loans.

                  (c) LITIGATION. No action or proceeding shall have been instituted or, to the knowledge of any Loan Party, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Agreement or the Transaction or which is reasonably likely to materially adversely affect the Real Property or the Transaction or which would reasonably be expected to result in a Material Adverse Effect.

                  (d) LEGALITY. In the opinion of the Administrative Agent or its counsel, the Transaction shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Administrative Agent or any Lender to participate in the Transaction.

                  (e) NO EVENTS. (i) No Default, Event of Default, Event of Loss or Event of Taking relating to the Real Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that would reasonably be expected to have a Material Adverse Effect since December 31, 2002.

                  (f) REPRESENTATIONS. Each representation and warranty of the parties hereto or to any other Loan Document contained herein or in any other Loan Document shall be true and correct in all material respects as though made on and as of such Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

     SECTION 3.2. DELIVERY OF DOCUMENTS. All of the Loan Documents, certificates, legal opinions and other documents and papers referred to in this
Article III, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance satisfactory in all respects to the Administrative Agent.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Effective as of the date of execution of this Agreement, each of the Borrower and ADESA represents and warrants to the Administrative Agent and each Lender as follows:

     SECTION 4.1. ORGANIZATION; CORPORATE POWER. It (i) is a corporation duly organized, validly existing under the laws of the jurisdiction of its organization, and it has not filed, and does not have pending, articles of dissolution in such jurisdiction, (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the failure to be duly qualified and in good standing would have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the Transaction.

     SECTION 4.2. AUTHORITY. It has the requisite corporate power and authority to execute, deliver and perform the Loan Documents executed or to be executed by it; and the execution, delivery and performance (or recording or filing, as the case may be) of the Loan Documents, and the consummation of the Transaction contemplated on its part thereby, have been duly approved by its Board of Directors and no other corporate proceedings on its part are necessary to consummate the Transaction.

     SECTION 4.3. DUE EXECUTION AND DELIVERY OF LOAN DOCUMENTS. The Loan Documents executed by it have been duly executed and delivered (or recorded or filed, as the case may be) by it, and, in each case, constitute its legal, valid and binding obligation, enforceable against it in accordance with the respective terms of each such Loan Document, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally.

     SECTION 4.4. NO CONFLICTS. The execution, delivery and performance by it of each Loan Document to which it is a party and of each Transaction do not and will not (i) violate any Applicable Law or Contractual Obligation binding on it the consequences of which violation, singly or in the aggregate, would have a Material Adverse Effect, (ii) result in or require the creation or imposition of any Lien whatsoever on the Real Property (other than Permitted Liens) or (iii) require any approval of stockholders which has not been obtained.

     SECTION 4.5. GOVERNMENTAL CONSENTS. Except as have been made, obtained or given, no filing or registration with, consent or approval of, notice to, with or by any Governmental Authority is required to authorize, or is required in connection with, the execution, delivery and performance by it of the Loan Documents to which it is a party, the use of the proceeds of the Term Loans made to effect the refinancing of certain existing liabilities and obligations of the Borrower related to the Real Property, or the legality, validity, binding effect or enforceability of any Loan Document.

     SECTION 4.6. GOVERNMENTAL REGULATION. It is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 4.7. REQUIREMENTS OF LAW. It is in compliance with all Requirements of Law applicable to it and its business, in each case where the failure to so comply would have a Material Adverse Effect, either individually or together with other such cases.

     SECTION 4.8. RIGHTS IN RESPECT OF THE REAL PROPERTY. It is not a party to any contract or agreement to sell any interest in the Real Property or any part thereof.

     SECTION 4.9. TAXES. It and its Affiliates have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the failure of which to timely pay would not have a Material Adverse Effect or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings, and as to which there is no imminent threat of forfeiture, and with respect to which it or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP; it knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect; and the charges, accruals and reserves on its books in respect of Federal, state or other taxes for all fiscal periods are adequate.

     SECTION 4.10. USE OF PROCEEDS; MARGIN REGULATIONS. The Borrower will apply the proceeds of the Term Loans as set forth in SECTION 5.10 hereof; no part of the proceeds from the Term Loans will be used, directly or indirectly by it, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR
207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve it in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).

     SECTION 4.11. ERISA EVENT. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

     SECTION 4.12. SOLVENCY. The Transaction has not been entered into by it in contemplation of its insolvency nor has such Transaction been entered into with the intent to hinder, delay or defraud its equity holders or its creditors.

     SECTION 4.13. DISCLOSURE. Neither this Agreement nor any of the other Loan Documents, nor any certificate or other document furnished to any other party hereto by it or on its behalf pursuant to any Loan Document contains, or will contain, as of its date, any untrue statement of a material fact or omits to state or will omit to state, as of its date, a material fact necessary in order to make the statements contained herein and therein not misleading. There are no facts known to it which, individually or in the aggregate, materially adversely affect, or could reasonably be expected to materially adversely affect, its condition, business or affairs or its respective properties and assets, taken as a whole, which have not been disclosed herein or in written materials delivered to any other party hereto in connection with the negotiation of the Loan Documents.

     SECTION 4.14. TITLE TO COLLATERAL. The Borrower owns good and marketable title to the Real Property and the other collateral pledged as security for its obligations in connection with the Transaction free and clear of all liens and encumbrances, except as ser forth in the Title Policy or otherwise disclosed in writing to the Administrative Agent and the Lenders.

     SECTION 4.15. OTHER OBLIGATIONS. It is not a party to or bound by any agreement, contract, instrument or understanding or commitment of any kind or subject to any corporate or other restriction, the performance or observance of which by it now or, as far it can reasonably foresee, will have a Material Adverse Effect, financial or otherwise, upon the assets or business of the Consolidated Companies taken as a whole; and neither it nor any other Person to a contract or agreement material to its financial condition or operations, taken as a whole, is in default under any such contract or agreement, and no event has occurred which, but for the giving of notice or the passage of time, or both, would constitute a default thereunder.

     SECTION 4.16. FINANCIAL STATEMENTS. The consolidated balance sheets of the Consolidated Companies as of the quarterly period most recently ended before the Closing Date and the statements of income for the period then ended, heretofore furnished to the Administrative Agent and each Lender, are true and complete, have been prepared in accordance with GAAP (except for the absence of footnotes and the lack of year end adjustments) and fairly present in all material respects the consolidated financial condition of the Consolidated Companies as of the date thereof and the results of their operations for the period then ended. Since the date thereof, there has been no material adverse change in the financial condition, properties or businesses of the Consolidated Companies which has not been disclosed in writing by ADESA to the Administrative Agent and each Lender.

     SECTION 4.17. LITIGATION AND ENVIRONMENTAL MATTERS.


                  (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to its knowledge, threatened against or affecting it or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Loan Document.

                  (b) To its  knowledge,  except  for the  matters  set forth on
SCHEDULE 4.17, neither it nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability which, in any such case under clauses (i), (ii), (iii) or (iv) above, could reasonably be expected to have a Material Adverse Effect.

     SECTION 4.18. REAL PROPERTY. The present condition of the Real Property conforms in all material respects with all conditions or requirements of all existing permits and approvals issued with respect to such Real Property, and the Borrower's use of such Real Property does not violate any Applicable Law, except for any such violations that have not had, and would not have, a Material Adverse Effect. To the Knowledge of the Borrower, no material notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to the Real Property or any present or intended future use thereof. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Real Property and which are necessary to permit the lawful use and operation of all utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect, and the Borrower has no Knowledge of any pending material modification or cancellation of any of the same.

All representations and warranties made in this Article IV shall survive making of the Term Loans and delivery of the Loan Documents, and shall remain in effect until all of the Obligations are fully and irrevocably paid.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS
                              ---------------------

                  Each of ADESA and the Borrower covenants and agrees that so long as any of the Obligations remain outstanding and unpaid:

     SECTION 5.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. ADESA shall deliver or cause to be delivered to the Administrative Agent and each Lender:

                  (a) As soon as practicable, and in any event within forty-five
(45) days after the close of each of the first three quarterly accounting periods in each Fiscal Year, the consolidated balance sheet of the Consolidated Companies as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the current Fiscal Year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related periods in the prior Fiscal Year, which financial statements shall be certified by a duly authorized officer of ADESA that they fairly present in all material respects the consolidated financial condition of the Consolidated Companies as at the dates indicated, subject to changes resulting from audit and normal year-end adjustments, provided that so long as ADESA is subject to informational requirements of the Securities Exchange Act and in accordance therewith files reports and other information with the SEC, the Administrative Agent and the Lenders shall be deemed to have been furnished with the foregoing reports and forms so long as such reports and forms are available for electronic access at the SEC's homepage on the internet;

                  (b) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, consolidated balance sheets of the Consolidated Companies as at the end of such Fiscal Year and the related consolidated statements of earnings, shareholders' equity and changes in cash flows of the Consolidated Companies for such Fiscal Year, setting forth in comparative form the consolidated figures for the

Consolidated Companies for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of PricewaterhouseCoopers or other independent public accountants of recognized national standing selected by ADESA which report shall be unqualified as to the scope of audit and as to the status of the Consolidated Companies as a going concern and shall state that such consolidated financial statements present fairly in all material respects the financial position of the Consolidated Companies as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP (or, in the event of a change in accounting principles, such accountants' concurrence with such change) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, provided that so long as ADESA is subject to informational requirements of the Securities Exchange Act and in accordance therewith files reports and other information with the SEC, the Administrative Agent and the Lenders shall be deemed to have been furnished with the foregoing reports and forms so long as such reports and forms are available for electronic access at the SEC's homepage on the internet;

                  (c) Together with each delivery of any financial statements pursuant to clauses (a) and (b) of this subsection, an officer's certificate of ADESA, executed by a duly authorized officer of ADESA, stating (i) that the signer has instituted procedures for the review of the terms of this Agreement and the principal Loan Documents and the review in reasonable detail of the transactions and conditions of the Consolidated Companies taken as a whole during the accounting period covered by such financial statements, and that such review has not disclosed the existence, during or at the end of such accounting period, nor does the signer have knowledge of the existence as of the date of such officer's certificate, of any condition or event which constitutes a Default or an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action ADESA has taken, is taking and proposes to take with respect thereto, (ii) that, to the best of such officer's knowledge, the financial statements delivered pursuant to clause (a) of this subsection present fairly in all material respects the financial position of the Consolidated Companies as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP, (iii) that ADESA is in compliance with each of the covenants contained in Article VI hereof, and setting out in reasonable detail the data and calculations upon which the officer bases such statement and
(iv) whether any change in GAAP or the application thereof has occurred since the date of ADESA's audited financial statements referred to in SECTION 4.16 and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) Promptly, and in any event within five (5) Business Days after an executive officer of ADESA or the Borrower obtains knowledge thereof, notice of (A) the occurrence of any event which constitutes an Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action ADESA or the Borrower proposes to take with respect thereto and
(B) any litigation or governmental proceedings pending against ADESA or the Borrower which, if determined adversely to ADESA or the Borrower, would have a Material Adverse Effect on the ability of ADESA or the Borrower to perform under the Loan Documents;

                  (e) With reasonable promptness, such information with respect to the financial condition of ADESA, the Borrower or the Real Property as from time to time may be reasonably requested by the Administrative Agent or any Lender; PROVIDED, HOWEVER, that the Administrative Agent and each Lender shall keep such information confidential, except in connection with enforcement or exercise of the Administrative Agent's or such Lender's rights under this Agreement or the other Loan Documents, or otherwise available at law or in equity; and PROVIDED FURTHER, HOWEVER, that the Administrative Agent and each Lender may disclose such information to the extent necessary to respond to inquiries of bank regulatory authorities or to comply with legal process or any other legal disclosure obligations, or to the extent such information has been made publicly available by parties other than the Administrative Agent or any Lender;

                  (f) Promptly after the same are available to it, during any period in which ADESA shall be or become a reporting company under the Securities Exchange Act, ADESA shall deliver to the Administrative Agent and each Lender copies of the annual report of ADESA and each filing made by ADESA or any Affiliate thereof with the SEC; and

                  (g) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of ADESA or any Subsidiary as the Administrative Agent or any Lender may reasonably request.

     SECTION  5.2.  NOTICES  OF  MATERIAL   EVENTS.   It  will  furnish  to  the
Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default or Event of Default;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to its knowledge, affecting it or any of its Subsidiaries which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any event or any other development by which it or any of its Subsidiaries (i) fails to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) becomes subject to any Environmental Liability, (iii) receives notice of any claim with respect to any Environmental Liability, or (iv) becomes aware of any basis for any Environmental Liability and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to it or any of its Subsidiaries in an aggregate amount exceeding $1,000,000; and

                  (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                  Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 5.3. CORPORATE EXISTENCE. It will at all times preserve and keep in full force and effect its corporate existence. ADESA will at all times preserve and keep in full force and effect the corporate, partnership or limited liability company existence of each of its Subsidiaries (unless merged into ADESA or a Subsidiary) and all rights and franchises of ADESA and its Subsidiaries unless, in the good faith judgment of ADESA, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 5.4. COMPLIANCE WITH LAWS, ETC. It will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 5.5. PAYMENT OF TAXES AND CLAIMS. It will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on the properties or assets of ADESA or any Subsidiary; PROVIDED, that neither ADESA nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by ADESA or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and ADESA or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of ADESA or such Subsidiary, as applicable, or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.6. BOOKS AND RECORDS. It will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of the Consolidated Companies in conformity with GAAP.

     SECTION 5.7. VISITATION, INSPECTION, ETC. It will, and will cause each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent or any Lender may reasonably request after reasonable prior notice to ADESA.

     SECTION 5.8. MAINTENANCE OF PROPERTIES; INSURANCE. It will, and will cause each of its Subsidiaries (a) to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; PROVIDED, that this
SECTION 5.8 shall not prevent ADESA or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and ADESA has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations.

     SECTION 5.9. FURTHER ASSURANCES. Upon the written request of the Administrative Agent or any Lender, the Borrower, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents to be signed by it and recorded or filed at such places and times in such manner as may be necessary or requested by the Administrative Agent or such Lender to preserve, protect and perfect the interest of the Administrative Agent and the Lenders in the Real Property as contemplated by the Security Documents.

     SECTION 5.10. USE OF PROCEEDS. The Borrower will use the proceeds of the Term Loans to refinance certain of its existing liabilities and obligations relating to the Real Property. No part of the proceeds of the Term Loans will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X.

                                   ARTICLE VI

                               FINANCIAL COVENANTS
                               -------------------

                  ADESA covenants and agrees that so long as any of the Obligations remain outstanding and unpaid:

     SECTION 6.1. MAXIMUM TOTAL FUNDED DEBT TO EBITDA RATIO. It will maintain, as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2003, a Total Funded Debt to EBITDA Ratio of not greater than 3.50:1.00.

     SECTION 6.2. FIXED CHARGE COVERAGE RATIO. It will maintain, as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2003, a Fixed Charge Coverage Ratio of not less than 1.30:1.00.

     SECTION 6.3. CONSOLIDATED MINIMUM NET WORTH. It will maintain at all times a Consolidated Net Worth of not less than $747,400,000 with such minimum amount to be permanently increased at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2003, by an amount equal to twenty-five percent (25%) of Consolidated Net Income for such Fiscal Quarter; PROVIDED, HOWEVER, in the event that the Consolidated Companies suffer a net loss for any Fiscal Quarter, Consolidated Net Income shall be deemed to be $0 for such Fiscal Quarter, so that in no event shall Consolidated Net Worth at the end of any Fiscal Quarter be less than that required at the end of the preceding Fiscal Quarter.

                                  ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

                  Each of ADESA and the Borrower covenants and agrees that so long as any of the Obligations remain outstanding and unpaid:

     SECTION 7.1. NEGATIVE PLEDGE. It will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

                  (a) Liens created in favor of the Administrative Agent for the benefit of the Lenders pursuant to the Loan Documents;

                  (b) Permitted Encumbrances;

                  (c) any Liens on any property or asset of ADESA or any Subsidiary existing on the Closing Date set forth on SCHEDULE 7.1; PROVIDED, that such Lien shall not apply to any other property or asset of ADESA or such Subsidiary;

                  (d) purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); PROVIDED, that (i) such Lien attaches to such asset concurrently or within 90 days after the acquisition, improvement or completion of the construction thereof; (ii) such Lien does not extend to any other asset; and
(iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and does not cause a violation of any of the financial covenants contained in Article VI;

                  (e) any Lien (i) existing on any asset of any Person at the time such Person becomes a Subsidiary of ADESA or any Subsidiary, (ii) existing on any asset of any Person at the time such Person is merged with or into ADESA or any Subsidiary or (iii) existing on any asset prior to the acquisition thereof by ADESA or any Subsidiary; PROVIDED, that any such Lien was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition; and

                  (f) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (d) of this Section; PROVIDED, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby.

     SECTION 7.2. FUNDAMENTAL CHANGES.

                  (a) It will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; PROVIDED, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) ADESA or any Subsidiary may merge with a Person if ADESA (or such Subsidiary if ADESA is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary; PROVIDED, that if any party to such merger is the Borrower, the Borrower shall be the surviving Person, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to ADESA or the Borrower and (iv) any Subsidiary (other than the Borrower) may liquidate or dissolve if ADESA determines in good faith that such liquidation or dissolution is in the best interests of ADESA or such Subsidiary and is not materially disadvantageous to the Lenders; PROVIDED, that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted. Notwithstanding the foregoing and upon notice to the Administrative Agent, ADESA shall be allowed to restructure Automotive Finance Company from a Subsidiary to a company wholly-owned by ALLETE Automotive Services, Inc., a wholly-owned Subsidiary of ALLETE.

                  (b) It will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by ADESA and its Subsidiaries on the date hereof and businesses reasonably related thereto.

     SECTION 7.3. TRANSACTIONS WITH AFFILIATES. It will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to it or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, and (b) transactions between or among ADESA and its wholly-owned Subsidiaries not involving any other Affiliates.

     SECTION 7.4. RESTRICTIVE AGREEMENTS. It will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of ADESA or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to ADESA or any other Subsidiary, to Guarantee Indebtedness of ADESA or any other Subsidiary or to transfer any of its property or assets to ADESA or the Borrower; PROVIDED, that
(i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, and (iii) clause (a) shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

     SECTION 7.5. [INTENTIONALLY LEFT BLANK].

     SECTION 7.6. HEDGING AGREEMENTS. It will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which ADESA or any Subsidiary is exposed in the conduct of its business or the management of its liabilities. Solely for the avoidance of doubt, ADESA acknowledges that a Hedging Agreement entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Agreement under which ADESA or any of the Subsidiaries is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Indebtedness or (ii) as a result of changes in the market value of any common stock or any Indebtedness) is not a Hedging Agreement entered into in the ordinary course of business to hedge or mitigate risks.

     SECTION 7.7. AMENDMENT TO MATERIAL DOCUMENTS. It will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights in a manner materially adverse to the Lenders under (a) its certificate of incorporation, bylaws or other organizational documents or (b) any material contracts.

     SECTION 7.8. ACCOUNTING CHANGES. It will not, and will not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of ADESA or of any Subsidiary, except to change the fiscal year of a Subsidiary to conform its fiscal year to that of ADESA.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

     SECTION 8.1. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur:

                  (a) the Borrower shall fail to pay any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

                  (b) the  Borrower  shall fail to pay any  interest on any Term
Loan or any fee or any other amount  (other than an amount  payable under clause
(a) of this Article)  payable under this  Agreement or any other

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

Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or

                  (c) any representation or warranty made or deemed made by or on behalf of ADESA or the Borrower in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Administrative Agent or the Lenders by ADESA or the Borrower or any representative of ADESA or the Borrower pursuant to or in connection with this Agreement or any other Loan Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

                  (d) ADESA or the Borrower shall fail to observe or perform any covenant or agreement contained in SECTIONS 5.2, 5.3 (with respect to the applicable party's existence) or ARTICLES VI or VII; or

                  (e) ADESA or the Borrower shall fail in any material respect to timely observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b) and (d) above) or any other Loan Document to be performed or observed by it hereunder or under such other Loan Document and such failure shall continue for a period of thirty
(30) days after the earlier of (i) ADESA's or Borrower's receipt of written notice thereof from the Administrative Agent or any Lender or (ii) ADESA or Borrower shall have knowledge of such failure; PROVIDED, HOWEVER, that if such failure is capable of cure, but is not capable of cure within such thirty day period, so long as ADESA or Borrower shall be diligently pursuing such cure, such failure shall not constitute an Event of Default unless it shall continue for a period of ninety (90) days after the earlier of (x) ADESA's or Borrower's receipt of written notice thereof from the Administrative Agent or any Lender or
(y) ADESA or Borrower shall have knowledge of such failure; or

                  (f) any of the Consolidated Companies (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of or premium or interest on any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Material Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Material Indebtedness; or any such Material Indebtedness shall be declared to be due and payable; or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  (g) any Loan Party shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for such Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing; or

                  (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for any Loan Party or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of ninety (90) days or an order or decree approving or ordering any of the foregoing shall be entered; or

                  (i) any Loan Party shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or

                  (j) any Loan Party ceases to do business as presently conducted or seeks to dissolve; or

                  (k) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to ADESA or any Subsidiary in an aggregate amount exceeding $1,000,000; or

                  (l) one or more non-interlocutory judgments, non-interlocutory orders, decrees of arbitration awards shall be entered against any Loan Party or any Subsidiary of a Loan Party involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more (in the case of ADESA and its Subsidiaries on a consolidated basis) or $20,000,000 or more (in the case of ALLETE) and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of sixty (60) days after the entry thereof; or

                  (m) any non-monetary judgment, order or decree is entered against any Loan Party or any Subsidiary of a Loan Party which does or would reasonably be expected to have a Material Adverse Effect, and there shall be a period of twenty (20) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (n) a Change in Control shall occur or exist; or

                  (o) any Loan Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of any Loan Party, or at any time it is or becomes unlawful for any Loan Party to perform or comply with its obligations under any Loan Document, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of any Loan Party or the obligations of any Loan Party under any Loan Document are not or cease to be legal, valid and binding on such Loan Party; or

                  (p) if the Deed of Trust at any time does not constitute a first Lien on the Real Property and other collateral encumbered thereby; or

                  (q) if a Claim is made that the Real Property or the Improvements do not comply with any Applicable Law or an action is instituted in any court or administrative agency with jurisdiction over the Real Property or the Borrower in which a Claim is made as to whether the Real Property or the Improvements do so comply, which is not resolved in the Borrower's favor within thirty (30) days after the commencement thereof except for such Claims as the Borrower is diligently contesting in good faith as long as the enforcement thereof is stayed; or

                  (r) if an Event of Loss or an Event of Taking occurs;

                  (s) if a Material Adverse Event shall occur which is not otherwise specifically dealt with under this Article VII;

                  (t) a default occurs under any of the other Loan Documents which is not timely cured within any applicable grace period provided therein;

then, and in every such event (other than an event with respect to any Loan Party described in clause (g) or (h) of this Section) and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Loan Parties, in addition to the exercise of any rights and remedies under any of the other Loan Documents, take any or all of the following actions, at the same or different times: (i) declare the principal of and any accrued interest on the Term Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Party, (ii) exercise any remedy contained in the Security Documents and (iii) exercise any and all other remedies contained in any other Loan Document; and that, if an Event of Default specified in either clause (g) or (h) shall occur, the principal of the Term Loans then outstanding, together with accrued interest thereon, and all fees, and all other Obligations shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     SECTION 9.1. APPOINTMENT OF ADMINISTRATIVE AGENT. Each Lender irrevocably appoints SunTrust Bank as the Administrative Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent and the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     SECTION 9.2. NATURE OF DUTIES OF ADMINISTRATIVE AGENT. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 10.2), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in SECTION 10.2) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by a Loan Party or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

     SECTION 9.3. LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

     SECTION 9.4. CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT. If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking such act, unless and until it shall have received instructions from such Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement.

     SECTION 9.5. RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

     SECTION 9.6. THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The bank serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms "LENDERS", "REQUIRED LENDERS", "HOLDERS OF NOTES", or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The bank acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Loan Party or any Subsidiary or Affiliate of any Loan Party as if it were not the Administrative Agent hereunder.

     SECTION 9.7. SUCCESSOR ADMINISTRATIVE AGENT.

                  (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Loan Parties. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Loan Parties provided that no Default or Event of Default shall exist at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

                  (b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within forty-five (45) days after written notice is given of the retiring Administrative Agent's resignation under this SECTION 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent's resignation hereunder, the provisions of this Article IX shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

                                   ARTICLE X

                                  MISCELLANEOUS
                                  -------------

     SECTION 10.1. NOTICES.

                  (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

     To any Loan Party:               On or before March 31, 2004:
                                      ADESA Corporation
                                      310 East 96th Street
                                      Suite 400
                                      Indianapolis, Indiana 46240
                                      Attention: Paul Lips, CFO
                                      Telecopy Number: (317) 249-4240

                                      After March 31, 2004:
                                      ADESA Corporation
                                      13085 Hamilton Crossing Blvd.
                                      Carmel, Indiana 46032
                                      Attention: Paul Lips, CFO
                                      Telecopy Number: [TBD]

     With copies to:                  ALLETE, Inc.
                                      30 West Superior Street
                                      Duluth, MN 55802
                                      Attention: James Vizanko, CFO
                                      Telecopy Number: (218) 723-3912

                                      General Counsel
                                      ALLETE, Inc.
                                      30 West Superior Street
                                      Duluth, MN 55802
                                      Telecopy Number: (218) 723-3960
                                      On or before March 31, 2004:
                                      General Counsel
                                      ADESA Corporation
                                      310 East 96th Street
                                      Suite 400
                                      Indianapolis, Indiana 46240
                                      Telecopy Number: (317) 249-4501

                                      After March 31, 2004:
                                      General Counsel
                                      ADESA Corporation
                                      13085 Hamilton Crossing Blvd.
                                      Carmel, Indiana 46032
                                      Telecopy Number: [TBD]

     To the Administrative Agent:     SunTrust Bank
                                      200 South Orange Avenue/MC #1106
                                      Orlando, Florida 32801
                                      Attention: Edward Wooten, Director
                                      Telecopy Number: (407) 237-4076

     To the Lenders:                  SunTrust Bank
                                      200 South Orange Avenue/MC #1106
                                      Orlando, Florida 32801
                                      Attention: Edward Wooten, Director
                                      Telecopy Number: (407) 237-4076

                                      Harris Trust and Savings Bank
                                      111 West Monroe Street
                                      10th Floor West
                                      Chicago, Illinois 60603
                                      Attention: Thad D. Rasche, Vice President
                                                     and
                                                 Peter Christopoulos, Associate
                                      Telecopy Number: (312) 461-5225

                                      LaSalle Bank National Association
                                      One American Square, Suite 1600
                                      Indianapolis, IN 46282
                                      Attention: Matthew Doye, Assistant
                                                  Vice President
                                      Telecopy Number: (317) 756-7021

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mails or if delivered, upon delivery; PROVIDED, that notices delivered to the Administrative Agent shall not be effective until actually received by such Person at its address specified in this SECTION 10.1.

                  (b) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Loan Parties. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Loan Parties to give such notice and the Administrative Agent and Lenders shall not have any liability to any Loan Party or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in any such telephonic or facsimile notice.

     SECTION 10.2. WAIVER; AMENDMENTS.

                  (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or any other Loan Document, and no course of dealing between any Loan Party and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                  (b) No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the Loan Parties and the Required Lenders or each of the Loan Parties and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, that no amendment or waiver shall: (i) reduce the principal amount of any Term Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (ii) postpone the date fixed for any payment of any principal of, or interest on, any Term Loan or interest thereon or any fees hereunder or reduce the amount of, waive or excuse any such payment, or extend the Maturity Date, without the written consent of each Lender affected thereby, (iii) change SECTION 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby , without the written consent of each Lender, (iv) change any of the provisions of this Section or the definition of "REQUIRED LENDERS" or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender; (v) release any Guarantor or limit the liability of any such Guarantor under the Guaranty Agreement; (vi) release all or substantially all collateral securing any of the Obligations or agree to subordinate any Lien in such collateral to any other creditor of the Borrower; PROVIDED FURTHER, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent without the prior written consent of the Administrative Agent. The Borrower agrees to pay to each Lender an administration fee equal to $2,500 for each amendment, supplement or other modification of, or waiver in respect of, any Loan Document, which fee shall be payable as of the effective date of such amendment, supplement, modification or waiver (and the Administrative Agent is authorized by the Borrower to debit amounts on deposit in any of Borrower's accounts maintained with the Administrative Agent for such payment).

     SECTION 10.3. EXPENSES; INDEMNIFICATION.

                  (a) The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the Transaction shall be consummated), and (ii) all out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and the allocated cost of inside counsel) incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Term Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

                  (b) The Borrower shall indemnify the Administrative Agent and each Lender and each Related Party, on an After-Tax Basis, of any of the foregoing (each, an "INDEMNITEE") against, and hold each of them harmless from, any and all costs, losses, liabilities, claims, damages and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, which may be incurred by or asserted against any Indemnitee arising out of, in connection with or as a result of (i) the execution or delivery of this Agreement or any other agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transaction, (ii) the Term Loans or any actual or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned by the Borrower or any Subsidiary or any Environmental Liability related in any way to the Borrower or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED, that the Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment.

                  (c) The Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

                  (d) To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent under clauses (a), (b) or (c) hereof, each Lender severally agrees to pay to the Administrative Agent such Lender's Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

                  (e) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, the Term Loans or the use of proceeds thereof.

                  (f) All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 10.4. SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).

                  (b) Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of the Term Loan at the time owing to it); PROVIDED, that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender , each of the Borrower and the Administrative Agent must give their prior written consent (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire amount of the assigning Lender's Term Loan hereunder or an assignment while an Event of Default has occurred and is continuing, the amount of the Term Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (unless the Borrower and the Administrative Agent shall otherwise consent), (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) the assigning Lender and the assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee payable by the assigning Lender or the assignee (as determined between such Persons) in an amount equal to $2,500 and (v) such assignee, if it is not a Lender, shall deliver a duly completed Administrative Questionnaire to the Administrative Agent, in form and substance satisfactory to the Administrative Agent; PROVIDED, that any consent of the Borrower otherwise required hereunder shall not be required if an Event of Default has occurred and is continuing. Upon the execution and delivery of the Assignment and Acceptance and payment by such assignee to the assigning Lender of an amount equal to the purchase price agreed between such Persons, such assignee shall become a party to this Agreement and any other Loan Documents to which such assigning Lender is a party and, to the extent of such interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 2.13, 2.14 and 2.15 and 10.3. Upon the consummation of any such assignment hereunder, the assigning Lender, the Administrative Agent and the Borrower shall make appropriate arrangements to have new Notes issued if so requested by either or both the assigning Lender or the assignee. Any assignment or other transfer by a Lender that does not fully comply with the terms of this clause (b) shall be treated for purposes of this Agreement as a sale of a participation pursuant to clause (c) below.

                  (c) Any Lender  may at any time,  without  the  consent of the
Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of the Term Loan owing to it); PROVIDED, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of its obligations hereunder, and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement between such Lender and the Participant with respect to such participation shall provide that such Lender shall retain the sole right and responsibility to enforce this Agreement and the other Loan Documents and the right to approve any amendment, modification or waiver of this Agreement and the other Loan Documents; PROVIDED, that such participation agreement may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver of this Agreement described in the first proviso of SECTION 10.2(b) that affects the Participant. The Borrower agrees that each Participant shall be entitled to the benefits of SECTIONS 2.13, 2.14 and 2.15 to the same extent as if it were a Lender hereunder and had acquired its interest by assignment pursuant to paragraph (b); PROVIDED, that no Participant shall be entitled to receive any greater payment under
SECTION 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of such participation is made with the Borrower's prior written consent. To the extent permitted by law, the Borrower agrees that each Participant shall be entitled to the benefits of SECTION 2.16 as though it were a Lender, PROVIDED, that such Participant agrees to share with the Lenders the proceeds thereof in accordance with SECTION 2.16 as fully as if it were a Lender hereunder. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of SECTION 2.15 unless the Borrower is notified of such participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with SECTION 2.15(e) as though it were a Lender hereunder.

                  (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Notes (if any) to secure its obligations to a Federal Reserve Bank without complying with this Section; PROVIDED, that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     SECTION 10.5. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                  (a) This Agreement and the other Loan Documents shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Florida.

                  (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Middle District of Florida, and of any state court of the State of Florida located in Orange County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the Transaction, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Florida state court or , to the extent permitted by Applicable Law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

                  (c) The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to the service of process in the manner provided for notices in SECTION 10.1. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

     SECTION 10.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 10.7. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Lender shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Loan Parties, any such notice being expressly waived by the Loan Parties to the extent permitted by Applicable Law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of any Loan Party at any time held or other obligations at any time owing by such Lender to or for the credit or the account of such Loan Party against any and all Obligations held by such Lender irrespective of whether such Lender shall have made demand hereunder and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Administrative Agent and each Loan Party after any such set-off and any application made by such Lender; PROVIDED, that the failure to give such notice shall not affect the validity of such set-off and application.

     SECTION 10.8. COUNTERPARTS; INTEGRATION. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the other Loan Documents, and any separate letter agreement(s) relating to any fees payable to the Administrative Agent constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters.

     SECTION 10.9. EFFECTIVENESS; SURVIVAL.

                  (a) This Agreement shall become effective on the date (the "EFFECTIVE DATE") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and have delivered the same to the Administrative Agent pursuant to SECTION 3.1(b) or, in the case of the Lenders, shall have given to the Administrative Agent written or facsimile notice (actually received) that the same has been signed and mailed to the Administrative Agent; PROVIDED, HOWEVER, notwithstanding execution of this Agreement by the Loan Parties and each of the Lenders party hereto and satisfaction (or waiver) of each of the conditions set forth in SECTION 3.1, this Agreement shall not be or become effective and binding upon the parties until executed and accepted by the Administrative Agent in its capacity as such on behalf of the Lenders.

                  (b) All covenants, agreements, representations and warranties made by the Loan Parties herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of the Term Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of SECTIONS 2.13, 2.14, 2.15, and 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the Transaction, the repayment of the Term Loans or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of the Term Loans.

     SECTION 10.10. SEVERABILITY. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.11. CONFIDENTIALITY. The Administrative Agent and each Lender agrees to take normal and reasonable precautions to maintain the confidentiality of any information designated in writing as confidential and provided to it by any Loan Party or any Subsidiary of any such Loan Party, except that such information may be disclosed (i) to any Related Party of the Administrative Agent or any such Lender, including without limitation accountants, legal counsel and other advisors, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority, (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section, or which becomes available to the Administrative Agent, any Lender or any Related Party of any of the foregoing on a nonconfidential basis from a source other than a Loan Party, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, and (ix) subject to provisions substantially similar to this SECTION 10.11, to any actual or prospective assignee or Participant, or (vi) with the consent of the applicable Loan Party. Any Person required to maintain the confidentiality of any information as provided for in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

     SECTION 10.12. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Term Loan, together with all fees, charges and other amounts which may be treated as interest on such Loan under applicable law (collectively, the "CHARGES"), shall exceed the maximum lawful rate of interest (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by a Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed [under seal in the case of each Loan Party] by their respective authorized officers as of the day and year first above written.

                                 ADESA CALIFORNIA, INC.



                                 By: /s/ James P. Hallett
                                     -----------------------------------------
                                     Name:  James P. Hallett
                                     Title: President

                                 [SEAL]



                                 SUNTRUST BANK,
                                 as Administrative Agent and as a Lender



                                 By: /s/ Chris Aguilar
                                     -----------------------------------------
                                     Name:  Chris Aguilar
                                     Title: Managing Director

                                 Term Loan Commitment: $16,050,000

                                 HARRIS TRUST AND SAVINGS BANK,
                                 as a Lender



                                 By: /s/ Thad D. Rasche
                                     -----------------------------------------
                                     Name: Thad D. Rasche
                                     Title: Vice President

                                     Term Loan Commitment: $14,475,000

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 as a Lender



                                 By: /s/ Matthew Doye
                                     -----------------------------------------
                                     Name:  Matthew Doye
                                     Title: AVP

                                     Term Loan Commitment: $14,475,000

                              JOINDER BY GUARANTORS
                              ---------------------

                  Each of the Guarantors hereby join in the execution of this Agreement for the purpose of signifying its consent to and approval of, and its agreement to be bound by, the terms and conditions of this Agreement applicable to it.

                  Dated as of the 30th day of June, 2003.


                                 ADESA CORPORATION



                                 By: /s/ James P. Hallett
                                     -----------------------------------------
                                     Name:  James P. Hallett
                                     Title: President and CEO

                                     [SEAL]



                                 ALLETE, INC.



                                 By: /s/ Steven W. Tyacke
                                     -----------------------------------------
                                     Name:  Steven W. Tyacke
                                     Title: Assistant General Counsel

                                     [SEAL]




                                      S-4